As filed with the Securities and Exchange Commission on April 30, 2018

Securities Act File No. 33-54016

Investment Company Act File No. 811-07326

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 39	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 41	☒

GABELLI INVESTOR FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies To:

Andrea R. Mango, Esq.	Richard T. Prins, Esq.	Thomas A. DeCapo, Esq.
The Gabelli Dividend Growth Fund	Skadden, Arps, Slate,	Skadden, Arps, Slate
One Corporate Center	Meagher & Flom LLP	Meagher & Flom LLP
Rye, New York 10580-1422	Four Times Square	500 Boylston Street
	New York, New York 10036	Boston, Massachusetts 02116

It is proposed that this filing will be effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on [ ] pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [ ] pursuant to paragraph (a)(1); or
☐	or 75 days after filing pursuant to paragraph (a)(2); or
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Gabelli ABC Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

The

Gabelli

ABC

Fund

A series of Gabelli Investor Funds, Inc.

Class	Ticker Symbol
AAA	GABCX
Advisor	GADVX

PROSPECTUS

April 30, 2018

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AAA Shares	Advisor Class Shares	Class T Shares(1)
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.07%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.57%	0.82%	0.82%

(1)	Class T shares are not currently offered for sale.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$58	$183	$318	$714
Advisor Class Shares	$84	$262	$455	$1,014
Class T Shares	$332	$505	$694	$1,238

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 205% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S.Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 25% of its assets in lower quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default, in order to seek higher income and capital appreciation. For additional information about selection of investments suitable for the Fund, see page 8 of the prospectus.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•

the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•	the interest or dividend income generated by the securities,
•	the potential for capital appreciation of the securities,
•	the prices of the securities relative to other comparable securities,
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions,
•	the existence of any anti-dilution protections or guarantees of the security, and
•	the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it

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may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

Principal Risks

You may want to invest in the Fund if:

•	you favor a conservative approach to investments and returns
•	you seek stability of principal more than growth of capital

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not a guaranteed obligation; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Hedging Risk.    The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options.

•

Interest Rate Risk.    Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment.

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•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Short Sale Risk.    Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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THE GABELLI ABC FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 3.07% (quarter ended March 31, 2012), and the lowest return for a quarter was (3.33)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2017)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class AAA Shares
Return Before Taxes	2.20%	2.73%	2.80%
Return After Taxes on Distributions	2.16%	2.09%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.26%	1.90%	1.96%
Advisor Class Shares (first issued on 5/01/07)
Return Before Taxes	2.02%	2.48%	2.55%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%
Lipper U.S. Treasury Money Market Fund Average	0.44%	0.10%	0.19%
S&P Long-Only Merger Arbitrage Index (Inception 1/17/2008)	4.68%	4.53%	N/A

The returns shown for Advisor Class prior to its first issuance date are those of the Class AAA shares of the Fund. No returns are shown for Class T shares since they are not currently offered for sale. Both classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

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Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on May 14, 1993.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Advisor Class, and Class T (when offered) shares is $10,000. There is no minimum for subsequent investments. Class T shares are not currently offered for sale. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o DST, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI
(800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund’s investment objective may not be changed without shareholder approval.

The Fund invests primarily in securities of domestic and foreign issuers that the Adviser believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may also invest in MLPs.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•

the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•	the interest or dividend income generated by the securities,
•	the potential for capital appreciation of the securities,
•	the prices of the securities relative to other comparable securities,
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions,
•	the existence of any anti-dilution protections or guarantees of the security, and
•	the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate.

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Because the Fund is non-diversified, the Fund has the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rates, economic changes, and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price, or may not close on the expected date. The investment policies of the Fund may lead to higher portfolio turnover rates which could negatively impact the Fund’s performance. The Fund is also subject to the risk that the potential private market value of the Fund’s stocks will never be realized or that the portfolio securities’ prices will decline. Foreign securities are also subject to currency, information, and political risks. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than what it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•	Foreign Securities Risk. The Fund’s investments outside the United States carry additional risks that include:

•

Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. In addition, a Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions

9

could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Eurozone Investment Risks — A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom (the “UK”) voted to exit the EU (known as “Brexit”). As a consequence of the UK’s vote to withdraw from the EU, on March 29, 2017 the government of the UK triggered Article 50 of the Lisbon Treaty, launching a two-year withdrawal process. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy, and would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

•

Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

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•

Hedging Risk.    The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

•

Interest Rate Risk.    Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” As part of its investment in lower grade securities, the Fund may also invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Non-Diversification Risk.    The Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, market, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

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•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

•

Short Sale Risk.    The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser for the year ended December 31, 2017 the Fund paid the Adviser a fee computed daily and payable monthly equal on an annual basis to 0.50% of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2017, contains a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer – Value Portfolios of GBL; Gabelli Funds, LLC, and GAMCO Asset Management Inc., another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

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The Fund’s SAI provides additional information about Mr. Gabelli’s compensation, other accounts, and pooled investment vehicles managed by Mr. Gabelli, and Mr.  Gabelli’s ownership of securities in the Fund.

INDEX DESCRIPTIONS

The Standard & Poor (“S&P”) 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes.

The Lipper U.S. Treasury Money Market Fund Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.

The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of forty large and liquid stocks that are active targets in pending merger deals.

You cannot invest directly in the S&P 500 Index, the Lipper U.S. Treasury Money Market Fund Average, or the S&P Long-Only Merger Arbitrage Index.

CLASSES OF SHARES

Two classes of the Fund’s shares are offered in this prospectus — Class AAA and Advisor Class. Class T shares are not currently offered for sale. The Fund is not designed for market-timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs.

The Fund’s Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

Class T shares of the Fund are available only to investors who are investing through an authorized third party, such as a broker-dealer or financial intermediary, that has entered into a selling agreement with the Fund’s Distributor. Not all third parties make Class T shares available to their clients. Class T shares are not currently offered for sale.

The Fund’s Advisor Class shares are available through broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Sales Charge — Class T Shares (when offered).    Unless you are eligible for a sales charge reduction or a waiver, the public offering price you pay when you buy Class T shares of the Fund is the net asset value of the shares plus an initial sales charge. Absent a reduction or a waiver, an initial sales charge applies to all other purchases of Class T shares. The sales charge structure and policies of Class T shares may create a conflict of interest for financial intermediaries with respect to transactions in the Fund’s Class T shares. Because each transaction in Class T shares is subject to a new sales charge, this could incentivize multiple purchases and sales of Class T shares. It is the responsibility of the financial intermediary through which you have purchased Class T shares to ensure that you obtain the proper

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“breakpoint” discount. The sales charge is imposed on Class T shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Less than $250,000	2.50%	2.56%	2.50%
$250,000 but under $500,000	2.00%	2.04%	2.00%
$500,000 but under $1 million	1.50%	1.52%	1.50%
$1 million and more	1.00%	1.01%	1.00%

*	Front-end sales load

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution. Class T shares are not currently offered for sale.

Rule 12b-1 Plan.    The Fund has adopted distribution plans under Rule 12b-1 for Advisor Class and Class T shares of the Fund (“Plans” or each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Advisor Class and Class T shares and the provision of certain shareholder services on an annual basis, in the amount of 0.25% of its average daily net assets attributable to Advisor Class and Class T shares. Class T shares are not currently offered for sale. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Advisor Class and Class T shares and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of a maximum permitted front-end sales charge. Advisor Class and Class T shares will have higher expenses than Class AAA shares because Advisor Class and Class T shares pay a Rule 12b-1 fee and Class AAA shares do not.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase shares on any Business Day.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli ABC Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o DST 30 Dan Road Canton, MA 02021-2809

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You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli ABC Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent” or “DST”) will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to DST on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments.    The minimum initial investment for Class AAA, Advisor Class, and Class T (when offered) shares is $10,000. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    DST will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, shares of both classes are substantially the same.

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Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    The Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list and in other sales programs, or as an expense reimbursement in cases where the broker-dealers, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Finder’s fees will not apply to purchases of Class T shares (when offered). Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.30% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers, financial advisers and other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide

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those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $10,000. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $10,000. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

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You may redeem shares through a broker-dealer or financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Advisor Class, Class AAA, and Class T (when offered) shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

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While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading, or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with DST by calling either 800-GABELLI (800-422-3554), or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If DST properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither DST nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that DST may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

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1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day. For Class AAA shares, the Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV per share next determined after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with DST. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $10,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $10,000.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partly in portfolio securities. Payment would be made in portfolio securities only in the rare instance that the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you, on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for Class AAA shares of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange (with the exception of Class T, which has no exchange privilege). To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same

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class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•

you should read the prospectus of the fund whose shares you are purchasing through exchange. Call your broker or 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

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The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of such class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business of the Fund on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

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DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at the NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly reported distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (each a “Capital Gain Dividend”), are taxable to you at long term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

By law, the Fund must withhold, as backup withholding, a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

23

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Fund’s Class AAA shares and Advisor Class shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

Class T shares of the Fund are not currently offered for sale and have no performance history as of the date of this prospectus.

24

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2017	$10.17	$0.05		$0.17	$0.22	—		$(0.01)	—		$(0.01)	$0.00	$10.38	2.2%	$660,559	0.51%	0.58	%(c)(d)(e)	205%
2016	10.10	0.02		0.29	0.31	$(0.07)		(0.17)	—		(0.24)	0.00	10.17	3.1	630,052	0.19	0.60	(d)(e)(f)	287
2015	10.13	(0.00	)(b)	0.24	0.24	(0.06)		(0.21)	—		(0.27)	0.00	10.10	2.3	630,205	(0.01)	0.59	(d)(e)	276
2014	10.24	(0.00	)(b)	0.12	0.12	(0.05)		(0.18)	—		(0.23)	0.00	10.13	1.2	659,818	(0.04)	0.58	(e)	281
2013	9.96	0.06		0.43	0.49	(0.01)		(0.19)	$(0.01)		(0.21)	0.00	10.24	4.9	446,566	0.63	0.58	(e)	324
Advisor Class
2017	$10.08	$0.03		$0.17	$0.20	—		$(0.01)	—		$(0.01)	$0.00	$10.27	2.0%	$731,397	0.26%	0.83	%(c)(d)(e)	205%
2016	10.01	(0.01)		0.30	0.29	$(0.05)		(0.17)	—		(0.22)	0.00	10.08	2.9	779,720	(0.06)	0.85	(d)(e)(f)	287
2015	10.05	(0.03)		0.23	0.20	(0.03)		(0.21)	—		(0.24)	0.00	10.01	2.0	717,303	(0.27)	0.84	(d)(e)	276
2014	10.16	(0.03)		0.12	0.09	(0.02)		(0.18)	—		(0.20)	0.00	10.05	0.9	712,086	(0.30)	0.83	(e)	281
2013	9.89	0.03		0.43	0.46	(0.00	)(b)	(0.19)	$(0.00	)(b)	(0.19)	0.00	10.16	4.7	677,405	0.29	0.83	(e)	324

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred tax expense during the year ended December 31, 2017. If the tax expense had not incurred, the ratios of operating expenses to average net assets would have been 0.57% (Class AAA) and 0.82% (Advisor Class), respectively.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact to the expense ratios.

(e)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2017, 2016, 2015, and 2014 would have been 0.55%, 0.55%, 0.55%, and 0.57% (Class AAA) and 0.80%, 0.80%, 0.77%, and 0.82% (Advisor Class), respectively. For the year ended December 31, 2013, there was no impact on the expense ratios.

(f)	During the year ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.58% (Class AAA) and 0.83% (Advisor Class), respectively. The 2017 reimbursement had no effect on the expense ratio.

25

The Gabelli ABC Fund

Class AAA Shares

Advisor Class Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli ABC Fund

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07326)

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2018

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes The Gabelli ABC Fund (the “Fund”) which is a series of Gabelli Investor Funds, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Fund’s prospectus for Class AAA and Advisor Class shares dated April 30, 2018. Class T shares are not currently offered for sale. This SAI is incorporated by reference in its entirety into the Fund’s prospectus. Portions of the Fund’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the Fund’s prospectus or the Fund’s annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA	GABCX
Advisor	GADVX

GENERAL INFORMATION

The Corporation is a non-diversified, open-end management investment company. The Corporation was organized under the laws of the State of Maryland on October 30, 1992. The Fund, a series of the Corporation, commenced investment operations on May 14, 1993. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Fund may invest in any of the securities described below.

Equity Securities

Because the Fund may invest without limit in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired, or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities, and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations, or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income, or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Non-Convertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, corporate notes, debentures, asset and mortgage backed securities, and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Investments in non-convertible fixed income securities, as well as other income producing debt and equity securities, are subject to interest rate risk, which is the risk that as interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows and that the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment.

Up to 25% of the Fund’s total assets may be invested in lower quality debt securities although the Fund does not expect to invest more than 10% of its total assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher quality securities, but more sensitive to individual corporate developments than higher quality securities. Such lower quality securities also tend to be more sensitive to economic conditions than are higher quality securities. Accordingly, these lower quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher quality categories. Even securities rated Baa or BBB by Moody’s Investors Service, Inc., (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Fund will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund’s net asset value per share (“NAV”). In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower quality securities has depressed prices for such securities to some extent.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower quality fixed income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation’s Board of Directors (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Mortgage Backed and Asset Backed Securities

Mortgage backed securities are securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, and home equity loans in pass-through structures similar to mortgage related securities. In general, the collateral supporting asset backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Convertible Securities

Convertible securities are bonds, corporate notes, debentures, and preferred stocks or other securities that may be converted into and exchanged for a prescribed amount of equity securities (generally common stocks) of the same or a different issuer within a particular period of time at a specified price or formula.

The Adviser believes that opportunities for capital appreciation may also be found in convertible securities and the Fund may invest without limit in convertible securities. This is particularly true in the case of companies that have performed below expectations at the time the convertible security was issued. If the company’s performance has been poor enough, its convertible debt securities will trade more like common stock than like a fixed income security, and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Many convertible securities are not investment grade, that is, not rated BBB or better by S&P, or Baa or better by Moody’s, and not considered by the Adviser to be of equivalent credit quality.

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P, or Baa by Moody’s, or are unrated but of equivalent credit quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character, and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions, and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks, and may involve major risk exposure to adverse conditions, or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody’s or comparable unrated securities are typically referred to as “junk bonds.” For further information regarding lower rated securities and the risk associated therewith, see the Description of Corporate Bond and Corporate Debt Ratings attached in the Appendix.

Some of the convertible securities in the Fund’s portfolio may be “Pay-in-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible securities sells above its value as a fixed income security.

Investments in Foreign Securities

The Fund may invest up to 40% of the value of its total assets in foreign securities or depository receipts for foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad), or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared with dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transaction associated with emerging markets.

Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in securities in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union (“Article 50”), of the UK’s intention to withdraw from the EU. In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK’s withdrawal from the EU, taking into account the framework for the UK’s future relationship with the EU (“BREXIT”). In accordance with Article 50, the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU (“BREXIT Risks”).

BREXIT Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Fund and the Adviser, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the EU, and the unavailability of timely information as to expected legal, tax and other regimes.

In view of these risks and their application to the Adviser and the Fund, prospective investors should take into account the significance of the BREXIT Risks, including the wide ranging and serious nature of these risks, and retain advice as needed, for purposes of evaluating an investment in the Fund. There can be no assurance that the BREXIT Risks will not alter, and alter significantly, the attractiveness of an investment in the Fund by, among other things, giving rise to impediments to the intended implementation of the business strategy of the Fund that would have material effects on performance, including the potential for capital losses, delays, legal and regulatory risk and general uncertainty.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Sovereign Debt Securities

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects that it generally will invest in developed countries including Australia, Canada, Finland, the Netherlands, France, Germany, Hong Kong, Italy, Japan, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. The Fund will invest in government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes, or confiscation of private property. The Adviser does not believe that the credit risk inherent in the obligations of one stable government is necessarily significantly greater than that of another. Except for the fact that the Fund may invest up to 100% of its assets in U.S. government securities for temporary defensive purposes and except for the absence of currency exchange volatility, the Fund would utilize the same factors in determining whether and to what extent to invest in U.S. government securities as with respect to debt securities of other sovereign issuers.

The Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

The Fund may also invest in securities denominated in a multi-national currency unit. An example of a multi-national currency unit is the European Monetary Unit (the “Euro”), which is a combination of the economic structures of the member nations of the European Monetary Union into a single currency. This union includes France, Germany, the Netherlands, and other European countries. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Securities Subject to Reorganization

The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of Adviser, there is a reasonable prospect of total return greater than the brokerage and other transaction expenses involved.

In general, securities of issuers which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

The principal risk associated with the Fund’s arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Swaps

The Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire, or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund may not own certain Reference Assets, the Fund may not have any voting rights with respect to such Reference Assets, and in such cases all decisions related to the obligors or issuers of such Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Certain Options, Currency Transactions, and Other Derivative Transactions as Swaps or Security-Based Swaps

Title VII of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010 the “Derivatives Title”, includes provisions that comprehensively regulate the over-the-counter, i.e., not exchange-traded, derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the Commodity Futures Trading Commission (“CFTC”) or regulated as security-based swaps by the Securities and Exchange Commission (the “SEC”) (collectively, “swaps”).

The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions in certain circumstances. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers certain new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible. The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among other, capital and margin requirements and business conduct standards. Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund could face increased transaction costs when entering into swaps with a swap dealer.

These requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize. There can be no assurance that these developments will not adversely affect the business and investment activities of the Adviser and the Fund.

1940 Act Limitations

To the extent the terms of derivatives transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of derivatives transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), or considered borrowings subject to the Fund’s limitations on borrowings, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to a 300% asset coverage requirement pursuant to 1940 Act requirements.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions.”

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the CFTC, the Fund only will enter into such transactions if in doing so the Fund will continue to satisfy the restrictions imposed by the CFTC under Rule 4.5.

Warrants and Rights

The Fund may invest without limit in warrants or rights which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Investment Companies

The Fund may invest in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company. To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. Whenever the Fund is required to establish a segregated account, notations on the books of the Corporation’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Unseasoned Companies

The Fund may invest in securities of unseasoned companies (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities. The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If the other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be attained.

Event Driven Investing

The Fund will invest in event driven opportunities from time to time. Event driven opportunities include, among others, investments in companies that may be involved with announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities.

Event driven investing requires the investor to make judgments about: (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. Further, the consummation of mergers and tender and exchange offers may not occur or their consummation may not have the desired effect. The consummation of such transactions can be prevented or delayed by a variety of factors, including, by way of example: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and, in the case of mergers or tender and exchange offers, (v) opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction. Accordingly, the Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities deposited with the broker-dealer. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 10% of such issuer’s voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities

The Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges, or dealer discounts, and other selling expenses than does the sale of securities eligible for trading on national securities exchanges, or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, (the “1933 Act”) but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, the Fund’s investments in repurchase agreements are subject to the limit of investing no more than 15% of its net assets in illiquid securities. Therefore, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans of portfolio securities by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements, and (2) will be limited in aggregate to 33  1/3% of the value of the Fund’s total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. This allows the Fund to continue to receive income on the loaned securities while also earning interest on the cash amounts deposited as collateral, which are invested in short term, highly liquid obligations.

Generally a loan may be terminated by the borrower on one business day’s notice, or at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal customary settlement time for securities transactions, the Fund may use the collateral to replace the securities and may hold the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, the Fund would be subject to the risk of delay in recovery, and in some cases even the risk of the loss of rights to the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the potential for income from the loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of a loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the borrower petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Borrowing

The Fund does not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the value of the Fund’s total assets, after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets.

Futures Contracts

The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices, possible reduction of the Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions

The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts, and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

The Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund’s portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from one of the given portfolio securities as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities indices, and futures contracts, and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

Temporary Defensive Position

The Fund may invest in money market instruments as a temporary defensive position in response to adverse market conditions or in periods when announced merger and acquisition opportunities are scarce. The result of this action may be that the Fund will be unable to achieve its investment objective.

Market Disruption and Geopolitical Risk

Events of recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the European Monetary Union (“EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU. As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, BREXIT will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The value and risk profile of the Fund’s portfolio could be adversely impacted by the events above. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implication.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

Past instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments in ways that are unforeseeable. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Adviser and the Fund. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-ended funds, such as the Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Fund will currently be required to comply with certain aspects of the rule by December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019 and the SEC and SEC Staff reportedly continue to evaluate the impact and need for certain aspects of the rule. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Fund. The Fund will be required to maintain this reporting information in its records beginning on June 1, 2018 and will currently be required to begin reporting this information to the SEC no later than April 30, 2019. The effect these new rules will have on the Fund is not yet known, but may impact the Fund’s performance and ability to achieve its investment objective.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

In addition, the recently enacted Tax Cuts and Jobs Act (the ‘‘Act’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

1.	Invest 25% or more of the value of its total assets in any one industry or issuer;

2.	Issue senior securities, except that the Fund may borrow money, including on margin if margin securities are owned, and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

5.	Invest for the purpose of exercising control over management of any company;

6.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage backed securities, publicly-traded real estate investment trusts, and similar instruments; or

7.	Purchase or sell commodities or commodity contracts except for certain bonafide hedging purposes or invest in any oil, gas, or mineral interests.

Additionally, subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. The Fund relies upon an exclusion under CFTC Rule 4.5 from the definition of “commodity pool operator” to avoid registration with the CFTC and this exclusion imposes certain trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the future, options or swaps markets.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions, and Appatura provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Board is responsible for establishing the Corporation’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers. For the purpose of discussion in this section, and in the SAI generally, a reference to the Board, a Director, or a committee of the Fund is a reference to the Board, a Director, or committee of the Corporation. Information pertaining to the Directors and Officers of the Corporation is set forth below.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years
INTERESTED DIRECTOR(4):
Mario J. Gabelli Chairman and Chief Investment Officer Age: 75	Since 1993	32	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

INDEPENDENT DIRECTORS(5):
Anthony J. Colavita(6) Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 74	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 75	Since 2000	11	Retired Senior Manager of the Gabelli-O’ Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura(7) Director Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Director Age: 77	Since 1993	23	Retired private physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of funds within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”
(6)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and on that event would be deemed to be under common control with the Adviser.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them; to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, non-profit entities, or other organizations as set for above and below. Each Director’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Director

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is the Chief Investment

Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Part Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Directors

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Fund’s Nominating Committee and is a member of the Fund’s Audit Committee and ad hoc Proxy Voting Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

Vincent D. Enright. Mr. Enright is the Lead Independent Director of the Fund, Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees, a member of Fund’s Nominating Committee, and both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of Key Span Corp., an energy public utility for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its Compensation Committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Mary E. Hauck. Ms. Hauck was a Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company. She serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Ms. Hauck was formerly a Performing Arts Coordinator for The Sun Valley Center for the Arts in Sun Valley, Idaho; President of the Treasurer’s Fund for Gabelli-O’Connor Fixed Income Asset Management, Co.; Senior Vice President and Portfolio Manager of The Dreyfus Corp.; Senior Consultant for The Assembly on Revenue and Taxation in the California Legislature; Investment Consultant for Scudder, Stevens and Clark; Investment Manager for Standard & Poor’s Counseling Corp.; Portfolio Analyst for Dodge & Cox; and a Portfolio Assistant for Wells Fargo Bank. Ms. Hauck has been affiliated with the Bedford Central School District as a Board Member; Hickory Hill Figure Skating Club as a Board Member, Secretary, and President; the Ice Skating Club of New York as a Board Member and President; and the Carl Schurz Park Association. Ms. Hauck received her Bachelor’s degree in Economics from the University of California, Berkeley.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Werner J. Roeder, M.D. Dr. Roeder is a retired private physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit, Nominating, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are Independent Directors and each of the Audit, Nominating, and ad hoc Proxy Voting Committees is comprised entirely of Independent Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to the compensation of certain officers of the closed-end funds in the Fund Complex, and some of the Fund’s Directors may from time to time also serve on this separate committee.

All of the Fund’s Directors, other than Mr. Mario J. Gabelli, are Independent Directors and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Corporation: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing compensation committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of three members: Messrs. Enright (Chairman) and Colavita, and Dr. Roeder, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 22, 2018. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants’ responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof, and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2017, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Messrs. Colavita (Chairman) and Enright, and Dr. Roeder, who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the year ended December 31, 2017.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: Messrs. Enright (Chairman) and Colavita, and Dr. Roeder, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2017.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2017.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTOR:
Mario J. Gabelli, CFA	E	E

INDEPENDENT DIRECTORS:
Anthony J. Colavita	C	E
Vincent D. Enright	C	E
Mary E. Hauck	D	E
Kuni Nakamura	E	E
Werner J. Roeder	D	E

*	Key to Dollar Ranges – Information as of December 31, 2017
A.	None
B.	$1–$10,000
C.	$10,001–$50,000
D.	$50,001–$100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2017, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$13,111	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$4	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$978,920	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$9,752	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$5	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$592,371	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No trustee, director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an Officer or Director of the Corporation. The Fund pays each Director who is not a director, officer, or employee of the Adviser or any of its affiliates an annual retainer of $9,000 plus $2,000 for each Board meeting attended and reimburses these Directors for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Independent Director

each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Directors. No Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2017.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**
INTERESTED DIRECTOR:
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)
INDEPENDENT DIRECTORS:
Anthony J. Colavita Director	$18,000	$380,350	(36)
Vincent D. Enright Director	$22,000	$224,000	(17)
Mary E. Hauck Director	$17,000	$63,500	(11)
Kuni Nakamura Director	$17,000	$279,333	(33)
Werner J. Roeder Director	$18,000	$186,500	(23)

*	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2017.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2017, by investment companies (including the Fund) or portfolios that are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Corporation, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the Board, to classify the Board, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights, to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights, to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”), Glass Lewis & Co. LLC (“Glass Lewis”), other third party services, and the analysts of G.research, LLC (“G.research”) will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party sources and the analysts of G.research will be presented to the Proxy Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager, and any recommendations by G.research’s analysts. The portfolio manager, any member of Senior Management, or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s General Counsel believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, General Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, Counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will cast the deciding vote. The Proxy Voting Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2018, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
CLASS AAA
Mario J. Gabelli Greenwich CT 06830-7072	52.03%	Beneficial	*(a)

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer	12.22%	Record	*

GGCP Inc Attn: Vice President Greenwich CT 06830-6556	10.46%	Record

Equitable Trust Company Nashville TN 37205-2314	8.23%	Record	*

MJG 1999 Descendants Trust Attn: Mario J. Gabelli Rye NY 10580-1422	7.63%	Record

Carl L. Reisner Executor Estate Of Leandro Rizzuto Attn: Paul Weiss New York NY 10019	6.65%	Record

ADVISOR CLASS

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds San Francsico CA 94105-1905	19.77%	Record	*

Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers Jacksonville FL 32246-6484	16.75%	Record	*

Morgan Stanley Smith Barney Jersey City NJ 07311	13.99%	Record	*

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Jersey City NJ 07310-1995	13.88%	Record	*

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn: Department Manager Weehawken NJ 07086-6761	11.34%	Record	*

LPL Financial San Diego CA 92121-3091	5.46%	Record	*

*	Beneficial ownership is disclaimed.
(a)	Includes shares directly or indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the Fund, including shares shown as held by GGCP, Inc., and MJG 1999 Descendants Trust.

As of March 31, 2018, Mario J. Gabelli directly or indirectly beneficially owned 28.54% of the outstanding shares (aggregating all classes) of the Fund, including shares of the Fund held by discretionary client accounts for which he disclaims beneficial ownership. For as long as Mr. Gabelli’s investment in the Fund represents a greater than 25% interest, Mr. Gabelli may be deemed to be a “control person” of the Fund, as that term is defined in the 1940 Act.

As of March 31, 2018, as a group, the Directors and Officers of the Fund, excluding Mario J. Gabelli and affiliates, beneficially owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company and registered investment adviser under the Investment Company Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $24.2 billion as of December 31, 2017. The Adviser is a wholly owned subsidiary of GBL. Mr. Mario J. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $18.9 billion as of December 31, 2017; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $3.4 billion as of December 31, 2017, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a majority-owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.5 billion as of December 31, 2017; and Gabelli Fixed Income, LLC, acts as investment adviser for separate accounts having assets under management of approximately $31 million as of December 31, 2017. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of December 31, 2017. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Contract”) which was originally approved by the Fund’s sole shareholder on March 10, 1993. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions of the Fund, arranges the portfolio transactions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund’s average daily net assets of 0.50%. On April 27, 2007 the Board, including a majority of its Independent Directors, approved a permanent reduction in the contractual fee rate to 0.50% of the Fund’s average daily net assets. The Advisor Class shares were first offered on May 1, 2007.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian (as defined below) and Transfer Agent (as defined below);

(ii) oversees the performance of administrative and professional services to the Fund by others, including The Bank of New York Mellon, the Fund’s Sub-Administrator, (the “Sub-Administrator” or “BNY Mellon”) and State Street Bank and Trust Company (“State Street”), the Fund’s Custodian, DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), the Fund’s Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2017, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law, which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

For the fiscal years ended December 31, 2015, 2016, and 2017, respectively, the Adviser earned advisory fees of $6,680,298, $7,167,525 and $7,149,625.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	23	$22.6 billion	6	$5.7 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

*	The above chart represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli’s position with G.research and his indirect ownership interest in G.research, he may have an incentive to use G.research to execute portfolio transactions for the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager of accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Mario J. Gabelli, CFA	G

*	Key to Dollar Ranges – Information as of December 31, 2017
A.	None
B.	$1–$10,000
C.	$10,001–$50,000
D.	$50,001–$100,000
E.	$100,001–$500,000
F.	$500,001–$1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; $15 billion to $20 billion – 0.01%; and over $20 billion – 0.008%. The Sub-Administrator fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, serves as the Corporation’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian (the “Custodian”) for the Fund’s cash and securities. DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), located at 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither DST nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plan, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

DISTRIBUTION PLAN

The Board approved the elimination of the Fund’s distribution and service plan for Class AAA shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act effective February 25, 2004. The Board has adopted separate distribution and service plans pursuant to Rule 12b-1 for Advisor Class and Class T shares (the “Rule 12b-1 Plans”). Class T shares are not currently offered for sale.

Payments may be made by the Fund under the Rule 12b-1 Plans for the purpose of financing any activity primarily intended to result in the sales of Advisor Class or Class T shares, as applicable, as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of a Rule 12b-1 Plan and not be subject to its limitations. Payments under a Rule 12b-1 Plan are not dependent on distribution expenses actually incurred by the Distributor. A Rule 12b-1 Plan compensates the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Gabelli/GAMCO Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Rule 12b-1 Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Rule 12b-1 Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Directors. The Rule 12b-1 Plans may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of a Rule 12b-1 Plan must also be approved by the Board in the manner described above. Each Rule 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Rule 12b-1 Plan, the Distributor will provide the Directors with periodic reports of amounts expended under the applicable Rule 12b-1 Plan and the purpose for which such expenditures were made.

Pursuant to the Rule 12b-1 Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Advisor Class shares and 0.25% of its average daily net assets of Class T shares. Class T shares are not currently offered for sale. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sale charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the majority of Independent Directors cast in person at a meeting called for the purpose of such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to the Rule 12b-1 Plans, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Advisor Class and Class T shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Rule 12b-1 Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended December 31, 2017, the Fund made payments for Advisor Class shares of $2,008,548 to the Distributor. The plan compensates the Distributor regardless of its expense.

For the fiscal year ended December 31, 2017, the Distributor identified expenditures for the Fund of approximately $38,600 for advertising and promotion, $7,900 for printing, postage, and stationery, $14,000 for overhead support expenses, $241,700 for compensation of personnel of the Distributor, $0 for advanced commissions, and $1,427,100 for third party servicing fees.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The Class AAA shares were first offered to the public on May 14, 1993. The Advisor Class shares were first offered to the public on May 1, 2007.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as may be described in the Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted to that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of the Rule 12b-1 Plans or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $0 on portfolio transactions in the principal amount of $0 during the fiscal year ended December 31, 2017, to broker dealers who provided research services to the Adviser. The average commission on these transactions was $0 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the past three fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31	Commissions Paid
Total Brokerage Commissions
	2015	$844,421
	2016	$946,985
	2017	$702,733
Commissions paid to G.research
	2015	$559,905
	2016	$668,063
	2017	$441,742
% of Total Brokerage Commissions paid to G.research*	2017	62.86%
% of Total Transactions involving Commissions paid to G.research*	2017	70.87%

*	The difference between the percentage of total commissions paid to G.research versus the percentage of the principal amount of commissionable trades done through G.research can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. G.research only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

During its fiscal year ended December 31, 2017, the Fund did not acquire securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Advisor Class and Class T shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA shares, as applicable, as a result of the higher service and distribution related fees to which Advisor Class and Class T shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices, or, if there were no ask prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained by the Adviser from one or more dealers in the instrument.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value of American Depository Receipts (“ADR”) securities at the close of the U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.

Taxation

General

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons who hold their shares as capital assets (generally assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change and which may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. Federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. Federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies) (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all of its income and gains. If the Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, the Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year), and (3) certain ordinary income and capital gains for previous years that were not distributed during such years and upon which no income tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Except as provided below, distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly reported distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate, provided that certain holding period requirements are met. Properly reported dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Distributions of gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long term capital gains over net short term capital losses, if any, properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long term capital gains, regardless of how long a shareholder has held Fund shares. To the extent that the Fund retains any net long term capital gains, it may report them as “deemed distributions” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so reported on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares. Shareholders who are not subject to U.S. Federal income tax or tax on capital gains should be able to file a return on the appropriate form and a claim for refund that allows them to recover the tax paid on their behalf.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain distribution). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund’s shareholders.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon the shareholder’s basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder’s holding period for the shares and the shareholder’s level of taxable income. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long term capital gain, any loss recognized on the sale of such shares during such six month period would be a long term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund’s assets.

Medicare Tax

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Backup Withholding

The Fund generally will be required to withhold U.S. Federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that certain ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Furthermore, legislation enacted in 2010 and existing guidance thereunder require withholding at a rate of 30% on dividends in respect of, and after December 31, 2018, gross proceeds from the sale or other disposition of, Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale or other disposition of, Fund shares held by an investor that is a non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this legislation on their investment in the Fund.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some, or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). Investors should consult their own tax advisers regarding U.S. Federal, state, local, and foreign tax considerations.

Fund Investments

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long term and 40% short term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUND’S SHARES

The Corporation is an open-end management investment company organized as a Maryland corporation on October 30, 1992. Its authorized capital stock consists of one billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund’s shares to replace its Directors. The Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. On February 21, 2007, the Board reclassified the Fund’s shares into Class AAA shares and Advisor Class shares.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation sends semiannual and annual reports to all shareholders which include lists of portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of the prospectus, semiannual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2017, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund’s 2017 Annual Report to Shareholders. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

GABELLI INVESTOR FUNDS, INC.

PART C:

OTHER INFORMATION

Item 28.	Exhibits:

(a)(1)	Articles of Incorporation of the Registrant, dated October 30, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003815) (“Post-Effective Amendment No. 8”).

(a)(2)	Articles of Amendment, dated February 10, 2005, are incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001070).

(a)(3)	Articles of Amendment, dated February 21, 2007, are incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2007 (Accession No. 0000935069-07-000982 (“Post-Effective Amendment No. 20”).

(a)(4)	Articles Supplementary, dated February 21, 2007, are incorporated by reference to Post-Effective Amendment No. 20.

(b)	Amended and Restated By-Laws of the Registrant, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017798).

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated March 10, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(2)	Amendment No. 1 to the Investment Advisory Agreement, dated February 16, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000200).

(d)(3)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated January 1, 2007, is incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on March 9, 2007 (Accession No. 0000935069-07-000595).

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191397) (“Post-Effective Amendment No. 27”).

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000393) (“Post-Effective Amendment No. 13”).

(h)	Transfer Agency and Service Agreement between the Registrant and State Street, is incorporated by reference to Post-Effective Amendment No. 8.

(i)	Opinion and Consent of Counsel, is incorporated by reference to Post-Effective Amendment No. 20.

(j)(1)	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Powers of Attorney for Mario J. Gabelli, Vincent D. Enright and Mary E. Hauck, dated May 16, 2001, are incorporated by reference to Post-Effective Amendment No. 13.

(j)(3)	Power of Attorney for Kuni Nakamura, dated April 14, 2011, is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2011 (Accession No. 0000950123-11-041899) (“Post-Effective Amendment No. 25”).

(j)(4)	Power of Attorney for Anthony J. Colavita, dated May 9, 1994, is incorporated by reference to Post-Effective Amendment No. 25.

(j)(5)	Power of Attorney for Werner J. Roeder, dated May 9, 1994, is incorporated by reference to Post-Effective Amendment No. 25.

(k)	Not Applicable.

(l)	Subscription Agreement is incorporated by reference to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on November 4, 1993.

(m)	Amended & Restated Plan of Distribution pursuant to Rule 12b-1 relating to Advisory Class Shares dated, August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 27.

(n)	Rule 18f-3 Multi-Class Plan, is incorporated by reference to Post-Effective Amendment No. 20.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, Gabelli Fixed Income LLC, and Gabelli & Company Investment Advisers, Inc., dated February 21, 2018, is filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

The basic effect of the respective indemnification provisions of the Registrant’s By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli ABC Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, the KEELEY Funds, and Gabelli NextShares Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	The Bank of New York Mellon

201 Washington Street

Boston, Massachusetts 02108

3.	The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

4.	State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

5.	DST Asset Manager Solutions, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI INVESTOR FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 39 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 39 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 30th day of April 2018.

GABELLI INVESTOR FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 39 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Mario J. Gabelli*	Chairman of the Board	April 30, 2018
Mario J. Gabelli

/s/ Bruce N. Alpert	President	April 30, 2018
Bruce N. Alpert	(Principal Executive Officer)

/s/ John C. Ball	Treasurer	April 30, 2018
John C. Ball

Anthony J. Colavita*	Director	April 30, 2018
Anthony J. Colavita

Vincent D. Enright*	Director	April 30, 2018
Vincent D. Enright

Mary E. Hauck*	Director	April 30, 2018
Mary E. Hauck

Kuni Nakamura*	Director	April 30, 2018
Kuni Nakamura

Werner J. Roeder*	Director	April 30, 2018
Werner J. Roeder

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Document

28(j)(1)	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, Gabelli Fixed Income LLC, and Gabelli & Company Investment Advisers, Inc., dated February 21, 2018.